UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005

BUILDERS FIRSTSOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51357	52-2084569
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2001 Bryan Street, Suite 1600
Dallas, Texas 75201
(214) 880-3500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
On July 28, 2005, Builders FirstSource, Inc. issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2005 as well as other business matters. Included as an exhibit to this current report on Form 8-K is a copy of the related press release dated July 28, 2005.
The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
July 28, 2005	/s/ CHARLES L. HORN
Charles L. Horn
Senior Vice President – Chief Financial Officer

Exhibit
Number	Description

99.1	Press release issued July 28, 2005